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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 9, 2005
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                          Russ Berrie and Company, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                     1-8681                   22-1815337
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                       111 Bauer Drive, Oakland, New Jersey 07436
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                   (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (201) 337-9000
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 9, 2005, effective as of December 7, 2005, Amram's Distributing Ltd. ("Amram's"), an indirect wholly-owned subsidiary of Russ Berrie and Company, Inc. (the "Company"), entered into a Purchase and Sale Agreement, with Bentall Investment Management LP ("Bentall") as purchaser (the "Agreement"), pursuant to which Amram's has agreed to sell its principal facility located in Brampton, Ontario (Canada) to Bentall for an aggregate purchase price of $10,200,000 Canadian dollars, subject to customary adjustments (the "Sale"). In accordance with the terms of the Agreement, Amram's has also agreed to enter into a ten-year lease agreement with Bentall or its assignee regarding such facility, at an annual net rental ranging over the term from approximately $737,498 Canadian dollars to $769,206 Canadian dollars, to be executed at the closing of the Sale (currently estimated to occur prior to December 31, 2005). The obligation of each party to consummate the Sale is subject to the satisfaction of various conditions set forth in the Agreement. A copy of the Agreement is filed as Exhibit 10.99 hereto and is incorporated in its entirety by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

      Exhibit 10.99 - Purchase and Sale Agreement, dated as of December 7, 2005, between Amram's Distributing Ltd. and Bentall Investment Management LP.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2005                 RUSS BERRIE AND COMPANY, INC.


                                        By: /s/ Marc S. Goldfarb
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                                            Marc S. Goldfarb
                                            Vice President and General Counsel
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                                  EXHIBIT INDEX

Exhibit
Number      Description
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10.99       Purchase and Sale Agreement, dated as of December 7, 2005, between
            Amram's Distributing Ltd. and Bentall Investment Management LP.